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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 27, 2003



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

               Michigan                                38-1999511
    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)


   25505 W. TWELVE MILE ROAD, SUITE 3000               48034-8339
           Southfield, Michigan                        (Zip Code)
  (Address of Principal Executive Offices)




       Registrant's telephone number, including area code: (248) 353-2700




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

          On June 27, 2003, Credit Acceptance Corporation (the "Company"), issued a press release announcing the completion of a $100 million asset-backed non-recourse secured financing, its ninth asset-backed financing and first sale of notes to qualified institutional investors under rule 144A. The press release, dated June 27, 2003 and issued pursuant to Rule 135c under the Securities Act of 1933, is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

              99.1  Press Release dated June 27, 2003



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CREDIT ACCEPTANCE CORPORATION
                                     (Registrant)

                                     By: /s/ Douglas W. Busk
                                     -----------------------
                                     Douglas W. Busk
                                     Chief Financial Officer and Treasurer
                                     June 30, 2003


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                                INDEX OF EXHIBITS

        EXHIBIT NO.                 DESCRIPTION

           99.1     Press Release dated June 27, 2003.